UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22389

Salient Alternative Strategies I Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027
(Address of principal executive offices)	(Zip code)

John A. Blaisdell Salient Alternative Strategies I Fund 4265 San Felipe, 8th Floor Houston, TX 77027	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950
(Name and address of agent for service)	(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/14

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Dear SAS Investors:

As Salient Advisors, LP (the “Advisor”) enters the seventh year of managing the Salient Alternative Strategies complex (comprised of the Salient Alternative Strategies Master Fund and its feeder funds, Salient Alternative Strategies, L.P., and Salient Alternative Strategies I Fund (collectively, “SAS” or the “Fund”)), we have made the difficult decision, with the consent of the Fund’s Board of Directors, to place the Salient Alternative Strategies complex of funds into orderly liquidation.

Investors have expressed a continued desire for liquidity, which would leave the Advisor constrained in managing the Fund on an ongoing basis. Therefore, we believe an orderly liquidation is in the best interest of all investors. As a consequence, we will be actively managing the portfolio during this liquidation to return investor capital in an orderly and equitable fashion. As the Fund will remain a Registered Investment Company throughout the liquidation process, we will be managing the portfolio in continued compliance with all regulatory requirements, which will include retaining an appropriate level of cash and liquid securities through final liquidation.

The Advisor is in the process of submitting redemptions on behalf of the Fund to all current underlying investments to generate liquidity given the terms of the underlying portfolio companies. We currently anticipate over half of investor capital to be returned by the end of the first quarter of 2015 and approximately three quarters to be returned by mid-year. Further, we believe that a substantial majority of investor capital will likely be returned during 2015. A small portion of the Fund’s assets will likely be returned following the finalization of underlying hedge fund investment audits in early 2016. Please note that the aforementioned timelines and amounts are estimates and are subject to change without notice.

Since the Fund launched in 2009, the SAS I Fund has outperformed its benchmark, the HFRX Equal Weighted Strategies Index, by 102 basis points annually while generating a higher Sharpe ratio versus the benchmark. We would like to take this opportunity to thank you for your patience and support over the past six years. If you have any questions, please do not hesitate to call the Sales Desk at 800.725.9456, or your Financial Advisor.

We thank you for your continued support.

Salient Advisors, L.P.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies I Fund:

We have audited the accompanying statement of assets and liabilities of Salient Alternative Strategies I Fund (the “SAS I Fund”), including the schedule of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from April 1, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SAS I Fund as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from April 1, 2010 through December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 2, 2015

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment in the Master Fund, at fair value (Cost $16,839,345)	$15,795,059
Investments in securities, at fair value (Cost $66,956)	66,956

Total investments	15,862,015
Cash	153,761
Receivable from the Adviser	18,269
Prepaids and other assets	9,462

Total assets	16,043,507

Liabilities:
Redemptions payable	66,954
Shareholder Servicing Fees payable	9,895
Accounts payable and accrued expenses	21,590

Total liabilities	98,439

Net assets	$15,945,068

Net assets consist of:
Paid-in-capital	$19,058,231
Accumulated net investment income	689,984
Accumulated net realized loss	(2,758,860)
Net unrealized depreciation on investments	(1,044,287)

Net assets	$15,945,068

Net asset value per share outstanding (1,156,564 shares outstanding)	$13.79

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Schedule of Investments

December 31, 2014

	Shares	Fair Value	% of Net Assets
Investment in the Master Fund
Salient Alternative Strategies Master Fund (99.06% of Net Assets)	17,381	$15,795,059

Total Investment in the Master Fund (Cost $16,839,345)		15,795,059	99.06%

Investments in Securities
Registered Investment Companies
Money Market Fund (0.42% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Shares, 0.00%(1)	66,956	66,956

Total Money Market Funds		66,956

Total Investments in Securities (Cost $66,956)		66,956	0.42%

Total Investments (Cost $16,906,301)		$15,862,015	99.48%

All securities are income producing.

(1)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2014.

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Operations

Year Ended December 31, 2014

Expenses
Shareholder Servicing Fees	$42,095
Regulatory printing and filing fees	33,999
Professional fees	22,120
Registration and filing fees	1,445
Other expenses	7,851

Total expenses	107,510

Expenses reimbursed by Adviser	(39,175)

Net expenses	68,335

Net investment loss	(68,335)

Net realized and unrealized gain (loss) from investments:
Net realized loss from investment in the Master Fund	(247,265)
Distribution from the Master Fund	360,989
Change in unrealized appreciation/depreciation from investments	200,393

Net realized and unrealized gain from investments	314,117

Net increase in net assets resulting from operations	$245,782

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net assets, beginning of period	$18,101,987	$36,671,685
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(68,335)	(190,743)
Net realized gain (loss) from investment in the Master Fund	113,724	401,228
Change in unrealized appreciation/depreciation from investments	200,393	225,643

Net increase (decrease) in net assets resulting from operations	245,782	436,128

Distributions	—	(2,450,404)

Change in net assets from distributions	—	(2,450,404)

Capital Transactions:
Subscriptions	150,000	300,000
Proceeds from shares issued in merger	—	14,793,688
Proceeds from reinvestment of dividends	—	2,450,404
Redemptions	(2,552,701)	(34,099,514)

Change in net assets from capital transactions	(2,402,701)	(16,555,422)

Net assets, end of period	$15,945,068	$18,101,987

Accumulated net investment income	$689,984	$385,354

Share Transactions:
Issued	10,719	20,660
Issued in merger	—	1,021,978
Reinvested	—	178,478
Redeemed	(185,498)	(2,415,213)

Change in shares	(174,779)	(1,194,097)

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Statement of Cash Flows

Year Ended December 31, 2014

Cash flows from operating activities:
Net increase in net assets resulting from operations	$245,782
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(395,641)
Proceeds from disposition of investments	3,394,221
Reinvestment of dividends received	(360,989)
Net realized loss from investment in the Master Fund	247,265
Change in unrealized appreciation/depreciation from investments	(200,393)
Change in operating assets and liabilities:
Receivable from the Master Fund	12,706,176
Receivable from Adviser	(18,269)
Prepaids and other assets	(8,884)
Shareholder Servicing Fees payable	(9,474)
Accounts payable and accrued expenses	5,702

Net cash provided by operating activities	15,605,496

Cash flows from financing activities:
Subscriptions	150,000
Redemptions	(15,704,756)

Net cash used in financing activities	(15,554,756)

Net increase in cash and cash equivalents	50,740
Cash and cash equivalents at beginning of period	103,021

Cash and cash equivalents at end of period	$153,761

Supplemental schedule of noncash activity:
Reinvestment of dividends received	$360,989

See accompanying notes to financial statements.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements

December 31, 2014

(1) ORGANIZATION

Salient Alternative Strategies I Fund (the “SAS I Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended and the Securities Act of 1933, commenced operations on April 1, 2010, as a non-diversified, closed-end management investment company. The SAS I Fund was created to serve as a feeder fund for Salient Alternative Strategies Master Fund (the “Master Fund”). The SAS I Fund has authorized and issued 33,333,333 and 1,156,564, respectively, common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. For convenience, reference to the SAS I Fund may include the Master Fund, as the context requires.

The SAS I Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The SAS I Fund pursues its investment objective by investing substantially all of its assets in the Master Fund which invests its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Master Fund’s consolidated financial statements, Consolidated Schedule of Investments and notes to consolidated financial statements, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s net assets owned by the SAS I Fund on December 31, 2014, was 54.49%.

The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the SAS I Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the SAS I Fund’s investment program subject to the ultimate supervision of the Board.

Under the SAS I Fund’s organizational documents, the SAS I Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the SAS I Fund. In the normal course of business, the SAS I Fund enters into contracts with service providers, which also provide for indemnifications by the SAS I Fund. The SAS I Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the SAS I Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the SAS I Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The SAS I Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The SAS I Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

(c) PORTFOLIO SECURITIES TRANSACTIONS

The SAS I Fund records investment transactions on a trade-date basis.

Investments that are held by the SAS I Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d) INVESTMENT VALUATION

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the SAS I Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or Citi Fund Services Ohio, Inc., the SAS I Fund’s independent administrator (the “Administrator”).

Investments held by the SAS I Fund are valued as follows:

•

MASTER FUND—The SAS I Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value, using the net asset value (“NAV”) of the Master Fund as a practical expedient. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to consolidated financial statements included elsewhere in this report.

•

OTHER—Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the SAS I Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the SAS I Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the SAS I Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

(g) INCOME TAXES

The SAS I Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. The Fund has elected to have a tax year end of December 31. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the tax years ended December 31, 2012 through December 31, 2014, and for all major jurisdictions, management of the SAS I Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the SAS I Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the SAS I Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the SAS I Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2014, the SAS I Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years ended December 31, 2012 through December 31, 2014, which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by federal and state tax jurisdictions.

(h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the SAS I Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Common Shares. Election not to participate in the DRIP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the SAS I Fund.

Common Shares are issued pursuant to the DRIP at the SAS I Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period in which an investor can purchase Common Shares and still be entitled to receive the dividend).

(i) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The SAS I Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

The inputs used to determine the fair value of the SAS I Fund’s investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the SAS I Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The SAS I Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization of the SAS I Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total Investments
Investments
Investment in the Master Fund	$—	$—	$15,795,059	$15,795,059
Money Market Fund	66,956	—	—	66,956

Total Investments	$66,956	$—	$15,795,059	$15,862,015

The categorization of the SAS I Fund’s investment in the Master Fund as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Funds in which the Master Fund invests, if owned directly by the SAS I Fund, may be classified as Level 1 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2014:

	Fair Value as of December 31, 2014	Valuation Technique	Liquidity of Investments
Investment
Investment in the Master Fund[1,2]	$15,795,059	NAV as Practical Expedient	Quarterly or Greater

Total Investment	$15,795,059

1	Unobservable valuation input.
2

No adjustments were made to the NAV provided by the investment manager or administrator of the Master Fund. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the probability that the Maste

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2013	Gross Purchases	Gross Sales	Reinvestment of Dividends Received	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2014
Investment
Investment in the Master Fund	$18,033,645	$—	$(2,552,703)	$360,989	$(247,265)	$200,393	$15,795,059

Total Investment	$18,033,645	$—	$(2,552,703)	$360,989	$(247,265)	$200,393	$15,795,059

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2014, is $200,393.

(4) FEDERAL INCOME TAXES

The SAS I Fund’s tax cost as of December 31, 2014, was $17,142,854 resulting in accumulated net unrealized depreciation of $1,280,839 consisting of $0 in gross unrealized appreciation and $1,280,839 in gross unrealized depreciation.

The Fund had no dividends paid to shareholders during the tax year ended December 31, 2014.

The tax character of dividends paid to shareholders during the tax year ended December 31, 2013 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2013	$2,450,404	$—	$2,450,404	$—	$2,450,404

As of the latest tax year ended December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
December 31, 2014	$292,654	$—	$(2,124,978)	$(1,280,839)	$(3,113,163)

(1)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2014, the SAS I Fund had net capital loss carry forwards (“CLCFs”) as summarized in the tables below. The CLCFs are not subject to expiration.

Short-term Amount	Long-term Amount	Total
$—	$2,124,978	$2,124,978

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the SAS I Fund will not distribute any realized gain distributions until the carry forwards have been offset or expire. During the year ended December 31, 2014, the SAS I Fund utilized $220,087 in CLCFs to offset capital gains.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and nonspecified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The SAS I Fund did not have any such deferred losses for the tax year ended December 31, 2014.

(5) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF COMMON SHARES

Upon receipt from an eligible investor of an initial or additional application for Common Shares, which will generally be accepted as of the first business day of each month, the SAS I Fund will issue new Common Shares. The Common Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The SAS I Fund issues Common Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Common Shares, and none is expected to develop. The SAS I Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Common Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the SAS I Fund’s Declaration of Trust.

The SAS I Fund reserves the right to reject any applications for Common Shares.

(b) REPURCHASE OF COMMON SHARES

A shareholder will not be eligible to have the SAS I Fund repurchase all or any portion of its Common Shares at the shareholder’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the SAS I Fund offer to repurchase Common Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Common Shares, if any, that will be purchased in any tender offer that it does approve. Since the SAS I Fund’s assets are invested in the Master Fund, the ability of the SAS I Fund to have its Common Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. The Master Fund’s repurchase policy is substantially similar to the SAS I Fund’s repurchase policy as any tender offer by the Master Fund is subject to the sole discretion of the Board. In addition, the SAS I Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Common Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the SAS I Fund’s offer to repurchase their Common Shares and the date they can expect to receive payment for their Common Shares from the SAS I Fund.

(6) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2014, substantially all of the investments made by the SAS I Fund were in the Master Fund.

(7) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the SAS I Fund invests either directly or through the Master Fund may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The SAS I Fund’s risk of loss in these Investment Funds is limited to the SAS I Fund’s pro rata share of the value of such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to provide a certain type of exposure for the Master Fund’s overall portfolio.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month end, aggregate, net asset value of the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The SAS I Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The minimum annual fee is $125,000. The Administrator also provides the SAS I Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

(9) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

The Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s NAV determined at the end of each month. So long as the SAS I Fund invests all of its investable assets in the Master Fund, the SAS I Fund will not pay the Adviser directly any Investment Management Fee; however, should the SAS I Fund not invest all of its investable assets in the Master Fund, it may be charged the 0.75% Investment Management Fee directly. The SAS I Fund’s shareholders bear an indirect portion of the Investment Management Fees paid by the Master Fund, through the SAS I Fund’s investment in the Master Fund. For the year ended December 31, 2014, the Master Fund incurred $324,289 in Investment Management Fees.

(b) EXPENSE LIMITATION AGREEMENT

Through an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser contractually agreed to limit total annualized expenses of the SAS I Fund, for the period April 1, 2014 through April 30, 2015, including a portion of the indirect expenses (exclusive of borrowing and investment-related costs) allocated to the SAS I Fund from its proportionate investment in the Master Fund, to the amount of 2.50% of net assets of the SAS I Fund.

Under the Expense Limitation Agreement, the Adviser is permitted to recover in later periods expenses it has borne to the extent that the SAS I Fund’s expenses fall below the rate in effect at the time of the waiver. The SAS I Fund, however, is not obligated to pay any such amounts beyond three years after the end of the fiscal year in which the Adviser reimbursed such expense. Any such recovery by the Adviser shall not cause the SAS I Fund to exceed the annual expense limitation rate that was in effect at the time of such waiver or reimbursement. As of December 31, 2014, $39,175 of Adviser waived expenses may be subject to this potential recoupment arrangement through 2017.

(c) DISTRIBUTION AND SERVICING AGREEMENTS

Salient Capital, L.P., an affiliate of the Adviser, acts as the distributor (the “Distributor”) of Common Shares of the SAS I Fund. The SAS I Fund’s Common Shares may be purchased through the Distributor, broker-dealers that have entered into selling agreements with the Distributor (“Selling Agents”), or registered investment advisers (“RIAs”) that have entered into an arrangement with the Distributor for such RIA to offer Common

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

Shares. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy from the SAS I Fund any of the Common Shares. There is no minimum aggregate amount of Common Shares of the SAS I Fund required to be purchased.

In consideration for providing or procuring investor services and administrative assistance to the SAS I Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 0.25% (on an annualized basis) of each shareholders account balance, calculated at the end of each month, payable quarterly in arrears. The Adviser may engage one or more sub-servicing agents to provide some or all of the services. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

(10) ACQUISITION OF FUND

Effective March 31, 2013, the SAS I Fund acquired all of the net assets of Salient Alternative Strategies Fund (the “SAS Fund”), a closed-end management investment company, pursuant to a plan of reorganization approved by the Board, on March 19, 2013, upon recommendation by the Adviser. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The merger was accomplished by a tax-free exchange of 1,021,978 shares of the SAS I Fund, valued at $14,793,688, for 1,027,498 shares of the SAS Fund outstanding on March 31, 2013. The exchange ratio (SAS I Fund shares issued/SAS Fund shares outstanding) was 0.9946:1.

The SAS Fund’s investment in the Master Fund, with a fair value of $14,721,447 and identified cost of $15,090,675 was the principal asset acquired by the SAS I Fund. For financial reporting purposes, assets received and shares issued by the SAS I Fund were recorded at fair value; however, for tax purposes, the cost basis of the investment received from the SAS Fund was carried forward to align ongoing reporting of the SAS I Fund’s realized and unrealized gains and losses with amounts distributable to shareholders.

The SAS Fund’s net assets at March 31, 2013 of $14,793,688, including $369,228 of unrealized depreciation, were combined with those of the SAS I Fund. The net assets of the SAS I Fund and the SAS Fund immediately before the acquisition were $32,197,637 and $14,793,688, respectively.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period for the SAS I Fund, the SAS I Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment loss	$(212,222)
Net realized and unrealized loss from investment in the Master Fund	(2,230,567)
Distribution from the Master Fund	2,617,275
Change in unrealized appreciation/depreciation from investment in the Master Fund	347,310

Change in net assets resulting from operations	$521,796

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the SAS Fund that have been included in the SAS I Fund’s Statement of Operations since March 31, 2013.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

(11) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	For the period from April 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$13.60	$14.52	$14.21	$14.77	$15.00
Income (loss) from operations:
Net investment income (loss)[2]	(0.06)	(0.07)	(0.06)	0.15	0.15
Net realized and unrealized gain (loss) from investments	0.25	0.28	1.09	(0.57)	(0.23)

Net increase (decrease) resulting from operations	0.19	0.21	1.03	(0.42)	(0.08)
Distributions	—	(1.13)	(0.72)	(0.14)	(0.15)

Net asset value, end of period	$13.79	$13.60	$14.52	$14.21	$14.77

Net investment income (loss) to average net assets[3]	(0.41)%	(0.51)%	(0.39)%	1.04%	1.84%

Total gross operating expenses to average net assets[3,4]	0.65%	0.51%	0.39%	0.53%	1.49%

Total net operating expenses to average net assets[5]	0.41%	0.51%	0.39%	0.78%	0.71%

Portfolio turnover[6]	32.13%	21.42%	11.65%	54.92%	57.50%

Total return[7]	1.40%	1.42%	7.24%	(2.87)%	(0.51)%

Net Assets, end of period (000s)	$15,945	$18,102	$36,672	$59,390	$33,124

1	The SAS I Fund commenced operations on April 1, 2010.
2	Calculated based on average shares outstanding.
3

Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. The gross operating expenses are the expenses before reimbursement to the SAS I Fund or recoupment by the Adviser. Ratios have been annualized for periods less than twelve months.

4

The gross expense ratios, including all Master Fund expenses, are 3.49%, 2.94%, 2.11%, 1.95%, and 2.91% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, and for the period from April 1, 2010 through December 31, 2010, respectively.

5	The ratios presented include an investment adviser waiver or recoupment. Without this waiver, the expense ratios would be higher.
6

The SAS I Fund is invested substantially in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund. Portfolio turnover is not annualized for periods less than twelve months.

7	The total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

SALIENT ALTERNATIVE STRATEGIES I FUND

Notes to Financial Statements, continued

December 31, 2014

(12) SUBSEQUENT EVENTS

The Board of Trustees of the Fund and the Master Fund, together the “Funds”, has approved the closure and commencement of liquidation of the Funds, whereby the Funds will cease their investment operations and commence liquidation of their assets. Liquidation of each of the Funds commenced on February 13, 2015, and, in light of the Funds’ portfolio holdings, the Funds currently anticipate that the liquidation process will take approximately one year to complete.

Effective February 13, 2015, the Funds will no longer offer or sell shares to new investors or existing shareholders (except through reinvested dividends if any), and the Funds will no longer conduct repurchase offers.

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information

December 31, 2014

(Unaudited)

Trustees and Officers

The SAS I Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the SAS I Fund who are responsible for the SAS I Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age as of December 31, 2014, the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Master Fund and SAS I Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, paid quarterly, an annual Board meeting fee of $2,500, a fee of $333 per informal Board meeting, a fee of $333 per telephonic Board meeting, an annual fee of $125 for membership on the audit committee and valuation committee, an annual fee of $167 for membership on the compliance committee, an annual fee of $1,000 for the audit committee chair and compliance committee chair, and an annual fee of $4,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $5,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 54 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Jeremy Radcliffe(1) Age: 40 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	Salient Alternative Strategies Funds (2); Salient MF Trust (7)

*	The “Fund Complex” consists of all registered investment companies advised by Salient Capital Advisors, LLC (“Salient”) and Salient Advisors, L.P., an affiliated of Salient.

(1)

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund and Salient Alternative Strategies I Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 75 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2010; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.
Jonathan P. Carroll Age: 53 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company ) since 2006; private investor for the past six years.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. LRR Energy, L.P. (energy company ) since 2014;

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 58 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2009; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.
Richard C. Johnson Age: 77 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
G. Edward Powell Age: 78 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Principal of Mills & Stowell (private equity ) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, Price Waterhouse & Co. (Houston Office, 1982 to 1994).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013; The Endowment PMF Funds (investment companies) (three funds) since 2014.
Scott E. Schwinger Age: 49 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; The Endowment PMF Funds (investment companies) (three funds) since 2014.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 41 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.
John E. Price Age: 47 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2010)	Partner, Managing Director and Chief Financial Officer of Salient since 2003.

SALIENT ALTERNATIVE STRATEGIES I FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2014.

Asset Class[1]	Fair Value	%
Event Driven	$50,772	0.15
Top Down Alpha	17,342,406	50.28
BottomUp Alpha	2,563,451	7.43
Tactical Credit	7,134,676	20.68
Money Market Funds	6,475,129	18.77
Asset-backed Securities	555,399	1.61
Common Stock	371,256	1.08

Total Investments	$34,493,089	100.00

1	The complete list of investments included in each asset class is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The SAS I Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The SAS I Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The SAS I Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the SAS I Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the SAS I Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The SAS I Fund’s registration statement includes additional information about Trustees of the SAS I Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

SALIENT ALTERNATIVE STRATEGIES I FUND

Privacy Policy (Unaudited)

The SAS I Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the SAS I Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the SAS I Fund’s service providers, including the SAS I Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the SAS I Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Shareholder Report

December 31, 2014

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Alternative Strategies Master Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Salient Alternative Strategies Master Fund (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the four-year period then ended and the period from February 1, 2010 (commencement of operations) through December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and investees or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from February 1, 2010 through December 31, 2010 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 2, 2015

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in Investment Funds, at fair value (Cost $9,972,963)	$12,322,597
Investments in affiliated Investment Funds, at fair value (Cost $6,000,000)	7,634,032
Investments in securities, at fair value (Cost $15,035,421)	14,536,460

Total investments	34,493,089
Cash and cash equivalents	10,039,035
Deposits with brokers for swap agreements	4,610,000
Foreign currency, at value (Cost $1,226,269)	1,121,862
Receivable from investments sold	960,917
Receivable from broker for swap agreements	88,775
Dividends and interest receivable	163,042
Unrealized gain on swap agreements	74,553
Prepaids and other assets	2,038

Total assets	51,553,311

Liabilities:
Line of credit	12,619,472
Redemptions payable	9,625,524
Unrealized loss on swap agreements	62,050
Investment Management Fees payable	71,901
Administration fees payable	20,833
Interest expense payable	41,699
Accounts payable and accrued expenses	126,983

Total liabilities	22,568,462

Net assets	$28,984,849

Net assets consist of:
Paid-in-Capital	$33,015,327
Accumulated net investment loss	(3,538,948)
Accumulated net realized loss	(3,884,332)
Net unrealized appreciation on investments	3,392,802

Net assets	$28,984,849

Net asset value per share outstanding (31,895 shares outstanding)[1]	$908.77

1	Per share amount may not recalculate due to rounding of net assets and shares outstanding.

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

December 31, 2014

	Shares/ Principal Amount*	Fair Value	% of Net Assets

Investments in Investment Funds
Passive Foreign Investment Companies
Event Driven (0.18% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands)(1)	287	$50,772

Total Event Driven		50,772

Top Down Alpha (59.82% of Net Assets)
Global Macro
Blueshift Energy Offshore Fund, Ltd. (Cayman Islands)(2)(3)	6,000	7,634,032
BTG Pactual Global Emerging Markets & Macro Fund, Ltd. (Cayman Islands)	728	1,624,068
Cumulus Energy Fund (Cayman Islands)	3,022	2,680,986
D.E. Shaw Heliant International Fund, L.P. (Bermuda)(1)		1,570,322
Kepos Alpha Fund Ltd. (United States)	3,308	3,832,998

Total Top Down Alpha		17,342,406

Bottom Up Alpha (8.85% of Net Assets)
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	9,344	960,011
D.E. Shaw Composite International Fund (Bermuda)		33,845
Millennium International, Ltd. (Cayman Islands)(1)	653	1,100,418
Overseas CAP Partners, Inc. (Cayman Islands)	7	61,324
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	407,853

Total Bottom Up Alpha		2,563,451

Total Investments in Investment Funds (Cost $15,972,963)		19,956,629	68.85%

Investments in Securities
Registered Investment Companies
United States
Closed End Mutual Funds (23.47% of Net Assets)
Tactical Credit
Apollo Tactical Income Fund Inc.(1)	49,033	782,567
Ares Dynamic Credit Allocation, Fund(1)	61,786	977,455
BlackRock Debt Strategies Fund, Inc.(1)	266,722	992,206
Kayne Anderson Midstream/Energy Fund, Inc.(1)	19,798	673,924
NexPoint Credit Strategies Fund(1)	71,102	798,475
PIMCO Dynamic Credit Income Fund(1)	42,391	875,374
PIMCO Dynamic Income Fund(1)	42,124	1,294,891
PIMCO Income Opportunity Fund(1)	16,300	408,315

Total Tactical Credit		6,803,207

Total Closed End Mutual Funds		6,803,207

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2014

	Shares/ Principal Amount*	Fair Value	% of Net Assets

Registered Investment Companies (continued)
United States (continued)
Exchange Traded Funds (1.14% of Net Assets)
Tactical Credit
Wisdom Tree Emerging Markets Local Debt Fund(1)	7,968	$331,469

Total Tactical Credit		331,469

Total Exchange Traded Funds		331,469

Money Market Funds (22.34% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Shares, 0.00%(1)(4)	6,475,129	6,475,129

Total Money Market Funds		6,475,129

Total United States		13,609,805

Total Registered Investment Companies		13,609,805

Asset-Backed Securities (1.92% of Net Assets)
United States
Senior Debt
Highland Park CDO, Ltd., 0.56%, 11/25/51(1)(4)(5)	610,328	555,399

Total Senior Debt		555,399

Total United States		555,399

Total Asset-Backed Securities		555,399

Common Stock (1.28% of Net Assets)
United States
Capital Markets
Ellington Financial LLC(1)	18,600	371,256

Total Capital Markets		371,256

Total United States		371,256

Total Common Stock		371,256

Total Investments in Securities (Cost $15,035,421)		14,536,460	50.15%

Total Investments (Cost $31,008,384)		$34,493,089	119.00%

All Investment Funds and securities are non-income producing unless noted otherwise.

Investments are pledged as collateral to secure borrowings under the line of credit agreement.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.
(1)	Income producing security.

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

December 31, 2014

(2)	Affiliated Investment (See Note 6).
(3)	This investment is held by Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”).
(4)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2014.
(5)	Security has been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 1.9% of net assets. See Note 2 for further information.

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
GS Risk Premium Basket Series 29 Excess Return(a)	Goldman Sachs International	8/21/15	$5,967,197	$74,553
GS X-Asset Volatility Carry Series 1 Excess Return Strategy(b)	Goldman Sachs International	1/7/15	6,044,377	(62,050)
Lyxor Swap(c)	Societe Generale	8/19/16	8,525,830	—

			$20,537,404	$12,503

(a)

This is a synthetic rules-based proprietary strategy which provides synthetic exposure to a number of risk premia, including Value, Quality, Carry and other factors, across a number of markets, including equities, commodities, interest rates, and foreign exchange for a basket of underlying assets.

(b)

This is a synthetic rules-based proprietary strategy which provides synthetic exposure to the volatility risk premium across a certain market, primarily equities, commodities or interest rates for a basket of underlying assets.

(c)	This investment is held by the Subsidiary.

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statement of Operations

Year Ended December 31, 2014

Investment income:
Dividend income	$741,056
Interest income	129,995

Total investment income	871,051

Expenses:
Investment Management Fees	311,019
Administration fees	125,907
Custodian fees	186,250
Interest expense	266,177
Legal fees	58,176
Professional fees	94,526
Trustees fees	65,625
Other expenses	31,669

Total expenses	1,139,349

Net investment loss	(268,298)

Net realized and unrealized gain (loss) from investments:
Net realized gain from investments and foreign currency translations	1,378,164
Net realized loss from futures contracts	(280,174)
Net realized gain from swap agreements	389,374
Change in unrealized appreciation/depreciation from investments	(441,986)

Net realized and unrealized gain from investments	1,045,378

Net increase in net assets resulting from operations	$777,080

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net assets, beginning of period	$43,657,722	$91,295,082
Net increase (decrease) in net assets resulting from operations:
Net investment loss	(268,298)	(1,527,515)
Net realized gain from investments	1,487,364	6,750,459
Change in unrealized appreciation/depreciation from investments	(441,986)	(3,889,981)

Net increase in net assets resulting from operations	777,080	1,332,963

Distributions	(882,418)	(4,926,628)

Change in net assets from distributions	(882,418)	(4,926,628)

Capital Transactions:
Subscriptions	—	879,375
Proceeds from reinvestment of dividends	882,418	4,826,628
Redemptions	(15,449,953)	(49,749,698)

Change in net assets from capital transactions	(14,567,535)	(44,043,695)

Net assets, end of period	$28,984,849	$43,657,722

Accumulated net investment loss	$(3,538,948)	$(5,990,255)

Share Transactions:
Issued	—	895
Reinvested	971	5,283
Redeemed	(16,864)	(51,493)

Change in shares	(15,893)	(45,315)

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

(A Limited Partnership)

Consolidated Statement of Cash Flows

Year Ended December 31, 2014

Cash flows from operating activities:
Net increase in net assets resulting from operations	$777,080
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(36,903,575)
Proceeds from disposition of investments	57,242,446
Net realized gain from investments	(1,391,473)
Change in unrealized appreciation/depreciation from investments	297,165
Change in unrealized appreciation/depreciation from swap agreements	(8,574)
Accretion of discount	(4,159)
Change in operating assets and liabilities:
Deposits with brokers for futures contracts	3,175,028
Deposits with brokers for swap agreements	3,938,373
Foreign currency, at fair value	(958,744)
Receivable from investments sold	8,662,871
Receivable from broker on swap agreement	159
Dividends and interest receivable	(159,634)
Variation margin on future contracts	(133,570)
Prepaids and other assets	2,010
Payable on investments purchased	(3,442,262)
Payable to broker on swap agreement	(1,043,196)
Investment Management Fees payable	(37,243)
Interest expense payable	(29,938)
Accounts payable and accrued expenses	26,288

Net cash provided by operating activities	30,009,052

Cash flows from financing activities:
Redemptions	(19,929,814)
Distributions	(100,000)
Repayments on line of credit	(8,958,226)

Net cash used in financing activities	(28,988,040)

Net increase in cash and cash equivalents	1,021,012
Cash and cash equivalents at beginning of period	9,018,023

Cash and cash equivalents at end of period	$10,039,035

Supplemental schedule of cash activity:
Cash paid for interest	$296,115
Supplemental schedule of non-cash activity:
Proceeds from reinvestment of dividends	$882,418

See accompanying notes to consolidated financial statements.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements

December 31, 2014

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently two feeder funds. The Master Fund has authorized an unlimited number of common shares of beneficial interest (“Common Shares”) and has issued 31,895 Common Shares, which may be issued in more than one class or series.

The Master Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The Master Fund pursues its investment objective by investing its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Investment Funds are managed by a carefully selected group of investment managers identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments serve to achieve a portfolio that is broadly allocated.

The board of trustees (each member thereof a “Trustee” and collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund, and therefore consolidated in the Master Fund’s consolidated financial statements, is organized under the laws of the Cayman Islands. The Subsidiary was formed on June 12, 2012, and has been consolidated since its formation. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). From March 1, 2014 to September 30, 2014, the Master Fund was invested in Roaring Fork Offshore Fund, Ltd. (the “Offshore Fund”), a limited by shares company organized under the laws of the Cayman Islands. The Offshore Fund was wholly owned by the Master Fund, and therefore is consolidated in the Master Fund’s consolidated financial statements. The Master Fund fully redeemed from the Offshore Fund as of September 30, 2014. Where the context requires, the “Master Fund” includes the Master Fund, the Subsidiary and the Offshore Fund.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying consolidated financial statements include the accounts of the Master Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Master Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the consolidated financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Consolidated Statement of Operations.

Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of December 31, 2014.

Investments held by the Master Fund are valued as follows:

•	INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES— In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such investments in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Interest rate and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value, and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board. In each of these situations, valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

FUTURES CONTRACTS—The Master Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of December 31, 2014, the Master Fund is invested in total return swaps.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

An interest rate swap involves the exchange of commitments to pay and receive interest based on a notional amount and is subject to interest rate risk exposure. If the other party to an interest rate swap defaults, the Master Fund’s risk of loss consists of the net amount of interest payments that the Master Fund is contractually entitled to receive.

Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk and counterparty risk. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With swap agreements not centrally cleared, the Master Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Master Fund. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2014, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Equity Risk Exposure:
Swap Agreements	$74,553	$62,050

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2014:

	Net Realized Gain (Loss) from Derivative Instruments	Change in Unrealized Appreciation/ Depreciation from Derivative Instruments
Equity Risk Exposure:
Futures Contracts	$(122,959)	$(248,980)
Swap Agreements	206,874	12,503

Commodity Risk Exposure:
Futures Contracts	(71,697)	211,604

Interest Rate Risk Exposure:
Futures Contracts	(85,518)	(23,750)
Swap Agreements	186,000	(3,929)

Foreign Exchange Rate Risk Exposure:
Swap Agreements	(3,500)	—

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2014. The Master Fund may enter into International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2014, the Master Fund is subject to master netting agreements that allow for amounts owed between the Master Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2014, the Master Fund did not hold any derivatives with applicable master netting agreements which were presented on a net basis in the financial statements.

As of December 31, 2014, the Master Fund had one total return swap agreement with Societe Generale as the counterparty with no unrealized gain or loss, and two total return swaps with Goldman Sachs International as the counterparty, one with an unrealized gain of $74,553, and one with an unrealized loss of $62,050 as presented in the Consolidated Statement of Assets and Liabilities.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

The following is a summary of the average monthly notional value of futures contracts purchased and sold, swap agreements in the Master Fund for the year ended December 31, 2014, as well as the notional value of futures contracts and swap agreements outstanding as of December 31, 2014:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2014
Futures contracts purchased	$1,209,883	$—
Futures contracts sold	1,470,001	—
Total Return swap agreements	20,644,623	20,537,404
Interest Rate swap agreements	28,000,000	—

(g) CFTC REGULATION

The Master Fund is deemed to be a commodity pool under the Commodity Exchange Act, as amended (the “CEA”). In 2013, the CFTC adopted final regulations designed to harmonize the obligations of registered commodity pool operators (“CPOs”) for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. The Adviser intends to operate the Master Fund in compliance with the CFTC’s Harmonization Rules.

(h) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(i) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser.

(j) INCOME TAXES

The Master Fund intends to continue to qualify as a RIC by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. When investing in Investment Funds, the Master Fund generally invests its assets in foreign corporations that are classified as passive foreign investment companies (“PFICs”). The Master Fund has elected to have a tax year end of December 31. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

For tax years ended December 31, 2012 through December 31, 2014, for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2014, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years ended December 31, 2012 through December 31, 2014, which remain open under the statute of limitations (generally three years for federal income tax purposes), are subject to examination by federal and state tax jurisdictions.

The Subsidiary is an exempted Cayman investment company for tax purposes. The Subsidiary has made an application to the Governor-in-Council of the Cayman Islands for, and has received, an undertaking exempting it from all local income, profits and capital gains taxes for a period of 20 years from June 26, 2012. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiary and Offshore Fund are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly owned CFCs, the Subsidiary’s and the Offshore Fund’s net income and capital gains, to the extent of their earnings and profits, are consolidated into the Master Fund’s investment company taxable income.

(k) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on Common Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Master Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Common Shares. Election not to participate in the DRIP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Master Fund.

Common Shares are issued pursuant to the DRIP at the Master Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period in which an investor can purchase Common Shares and still be entitled to receive the dividend).

(l) USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are required to be supported by market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2014:

	LEVEL 1		LEVEL 2		LEVEL 3	Total
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$—	$—	$50,772	$50,772	$—
Top Down Alpha	—	—	9,708,374	—	7,634,032	17,342,406	—
Bottom Up Alpha	—	—	407,853	—	2,155,598	2,563,451	—
Investment Securities
Registered Investment Companies
Money Market Funds	6,475,129	—	—	—	—	6,475,129	—
Tactical Credit	7,134,676	—	—	—	—	7,134,676	—
Common Stock	371,256		—	—	—	371,256	—
Asset-Backed Securities	—	—	—	—	555,399	555,399	—
Derivative Instruments
Swap Agreements	—	—	—	12,503	—	—	12,503

Total	$13,981,061	$—	$10,116,227	$12,503	$10,395,801	$34,493,089	$12,503

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the financial instrument.

The categorization of investments amongst Level 1 through Level 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of December 31, 2014:

	Fair Value as of December 31, 2014	Valuation Technique	Liquidity of Investments	Unobservable Inputs	Range
Investments
Investment Funds*
Passive Foreign Investment Companies
Event Driven	$50,772	NAV as Practical Expedient	Non-redeemable	N/A	N/A
Top Down Alpha	7,634,032	NAV as Practical Expedient	Monthly or Greater	N/A	N/A
Bottom Up Alpha	2,155,598	NAV as Practical Expedient	Quarterly or Greater	N/A	N/A
Investment Securities**
Asset-Backed Securities	555,399	Discounted Cash Flow	N/A	Discount Rate Default Rate Weighted Average Life	3.75 - 4.0% 0% 3.0 years

Total Investments	$10,395,801

*	No adjustments were made to the NAVs provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

**

The Master Fund’s asset-backed security is priced using a third party pricing service. Significant unobservable inputs used in the pricing model include the discount rate, the default rate, and the weighted average life. Increases (decreases) in discount rate, default rate, or weighted average life in isolation would result in a lower (higher) fair value measurement.

Transfers that occurred between Level 2 and Level 3 as of December 31, 2014, based on levels assigned to investments on December 31, 2013, are included in the table below. Transfers between Level 2 and Level 3 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2013	Transfers Out*	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2014
Passive Foreign Investment Companies
Event Driven	$51,841	$—	$—	$(3,991)	$1,809	$1,113	$50,772
Top Down Alpha	9,720,000	(1,570,322)	—	(1,272,360)	299,988	456,726	7,634,032
Bottom Up Alpha	6,635,543	—	—	(4,733,206)	897,772	(644,511)	2,155,598
Investments in Securities
Asset-Backed Securities	789,797	—	—	(297,485)	120,952	(57,865)	555,399

Total Investments	$17,197,181	$(1,570,322)	$—	$(6,307,042)	$1,320,521	$(244,537)	$10,395,801

*	Transfers from Level 3 to Level 2 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds.

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Consolidated Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2014, is $22,322.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a one year lock-up period from the date of the initial investment or an additional investment. A listing of the

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

investments held by the Master Fund and their attributes as of December 31, 2014, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Event Driven(a)	Seek to profit from companies expecting to face major corporate events.	$51	N/A	N/A	Non-redeemable
Top Down Alpha(b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	17,343	Monthly - Quarterly	≤ 90	<6 months; 4% early repurchase fee; 8.33% per month limit
Bottom Up Alpha(c)	Invest simultaneously in long and short positions across various asset classes.	2,563	Quarterly	≤ 90	25% per quarter limit; illiquid
		$19,957

*

The information summarized in the table above represents the general terms for a majority of the investments in Investment Funds within the specified investment category. Individual Investment Funds may have terms that are different than the general terms indicated for the investment category as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Investment Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Investment Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities.

(c)

This category includes Investment Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

The following is a summary of the fair value as a percentage of net assets, and liquidity provisions for all investments in other Investment Funds constituting greater than 5% of net assets as of December 31, 2014:

Passive Foreign Investment Companies	Fair Value as % of Net Assets	Investment Strategy	Redemption Frequency	Redemption Restrictions and Terms
Blueshift Energy Offshore Fund, Ltd.	26.34%
		Blueshift Energy Offshore Fund Ltd. invests substantially all of its assets in Blueshift Energy Master Fund, LP. Blueshift Energy Master Fund, LP was organized for the purpose of seeking capital appreciation of its assets through the speculative trading of commodity interests, including commodity options and futures contracts.	Monthly	<6 months; 4% early repurchase fee

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

Passive Foreign Investment Companies	Fair Value as % of Net Assets	Investment Strategy	Redemption Frequency	Redemption Restrictions and Terms
BTG Pactual Global Emerging Markets & Macro Fund, Ltd.	5.60%

		BTG Pactual Global Emerging Markets & Macro Fund, Ltd. invests substantially all of its assets in BTG Pactual Global Emerging Markets and Macro Master Fund, LP, which seeks to achieve long-term capital appreciation by (i) employing an absolute return focus utilizing strategies focused primarily on emerging markets and (ii) actively managing its portfolio to reflect the investment advisor’s views on global macroeconomic conditions and the investment advisor’s specific views on certain emerging markets, countries or issuers.	Monthly	None
Cumulus Energy Fund	9.25%	Cumulus Energy Fund invests substantially all of its assets in Cumulus Energy Master Fund, which seeks to achieve an enhanced risk-adjusted return through focusing typically, but not exclusively, on opportunities arising from weather and climate events and expectations whilst seeking to minimizing exposure to general market risk.	Monthly	None
D.E. Shaw Heliant International Fund, L.P.	5.42%
		D.E. Shaw Heliant International Fund, L.P. invests substantially all of its assets in D.E. Shaw Heliant Holdings, L.L.C, which invests substantially all of its assets in D.E. Shaw Heliant Capital, L.L.C., which seeks to achieve positive returns from capital appreciation and income generation through primarily a discretionary macro strategy.	Monthly	8.33% per Month
Kepos Alpha Fund Ltd.	13.22%

Kepos Alpha Fund Ltd. invests substantially all of its assets in Kepos Alpha Master Fund L.P., which seeks to provide investors with an attractive total return on invested capital over an entire three to five year market cycle while maintaining a low correlation with global equity markets.

			Quarterly	None

(4) FEDERAL INCOME TAXES

The Master Fund’s tax cost as of December 31, 2014, was $36,770,643 resulting in accumulated net unrealized depreciation of $2,277,554 consisting of $4,373,616 in gross unrealized appreciation and $6,651,170 in gross unrealized depreciation.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

As of the latest tax year ended December 31, 2014, the following reclassifications have been made to increase (decrease) such accounts in the Master Fund with offsetting adjustments as indicated:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)	Paid-in-Capital
December 31, 2014	$3,602,023	$(341,124)	$(3,260,899)

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2014 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions		Tax Return of Capital	Total Distributions Paid*
December 31, 2014	$982,418	$—	$	982,418	$—	$982,418

*	Total distributions paid may differ from that disclosed in the Consolidated Statements of Changes in Net Assets due to distributions being recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the tax year ended December 31, 2013 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
December 31, 2013	$4,926,628	$—	$4,926,628	$—	$4,926,628

As of the latest tax year ended December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
December 31, 2014	$—	$—	$(1,752,924)	$(2,277,554)	$(4,030,478)

(1)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

As of December 31, 2014, the Master Fund had net capital loss carry forwards (“CLCFs”) as summarized in the tables below.

CLCFs subject to expiration:

Amount	Expires
$1,141,078	2018
2,010,908	2019

CLCFs not subject to expiration:

Short-term Amount	Long-term Amount	Total
$772,290	$—	$772,290

These amounts will be available to offset future taxable capital gains. It is the Board’s intent that the Master Fund will not distribute any realized gain distributions until the CLCFs have been offset or expired. Under the Regulated Investment Company Modernization Act of 2010, the Master Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment CLCFs may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Under current tax law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of December 31, 2014, the Master Fund had no deferred losses.

(5) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF COMMON SHARES

Upon receipt from an eligible investor of an initial or additional application for Common Shares, which will generally be accepted as of the first business day of each month, the Master Fund will issue new Common Shares. The Common Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Common Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Common Shares, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Common Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

The Master Fund reserves the right to reject any applications for Common Shares.

(b) REPURCHASE OF COMMON SHARES

A shareholder will not be eligible to have the Master Fund repurchase all or any portion of its Common Shares at the shareholder’s discretion at any time. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Common Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Common Shares, if any, that will be purchased in any tender offer that it does approve. In the event Common Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the Master Fund’s offer to repurchase their Common Shares and the date they can expect to receive payment for their Common Shares from the Master Fund.

(6) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2014, the Master Fund held investments in Investment Funds, securities and derivatives.

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) was $12,364,914 and $31,424,767, respectively.

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a one year lock-up period from the date of the initial or additional investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

(c) AFFILIATED INVESTMENT FUNDS

At December 31, 2014, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. A listing of these affiliated Investment Funds (including activity during the year ended December 31, 2014) is shown below:

Investment	Shares 12/31/2013	Shares 12/31/2014	Fair Value 12/31/2013	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2014	Interest/ Dividend Income
Blueshift Energy Offshore Fund, Ltd.	6,000	6,000	$6,910,447	$—	$(2,672)	$2,672	$723,585	$7,634,032	$—

			$6,910,447	$—	$(2,672)	$2,672	$723,585	$7,634,032	$—

(7) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(8) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(9) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month end, aggregate, net asset value of the Master Fund and its feeder funds (each a “Fund” and collectively, the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Master Fund pays its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged, on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Fund’s NAV over $15 billion. The minimum annual fee is $125,000. The Administrator also provides the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

(10) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), calculated and accrued monthly, and payable quarterly in arrears, equal to 0.0625% (0.75% annually) of the Master Fund’s net

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

asset value determined at the end of each month. For the year ended December 31, 2014, the Master Fund incurred $324,289 in Investment Management Fees.

(11) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time for the purpose of making investments, funding repurchases of Master Fund Common Shares, and for other working capital and general Master Fund purposes.

For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds. The Master Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s operations, including preventing the Master Fund from conducting a repurchase of its shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a line of credit agreement (the “Loan Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $25,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Loan Agreement. Borrowings under the Loan Agreement are secured by the Master Fund’s investments. The Loan Agreement provides for interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate plus a spread of 1.75% per annum, payable quarterly in arrears. The average amount of borrowings during the year ended December 31, 2014 was $13,183,963. The weighted average interest rate paid on the line of credit on borrowings during the year ended December 31, 2014 was 1.99%. The asset coverage ratio per unit, per one thousand dollars of indebtedness, is $3,297. The current credit facility agreement expires on September 28, 2016.

(12) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2014 (Consolidated)	Year Ended December 31, 2013 (Consolidated)	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011	For the period from February 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$913.56	$980.58	$960.24	$997.18	$1,000.00
Income (loss) from operations:
Net investment loss	(6.20)[2]	(20.75)[2]	(11.96)[2]	(7.39)[2]	(12.51)
Net realized and unrealized gain (loss) from investments	29.08 [2]	56.82 [2]	95.62 [2]	(13.60)[2]	24.16

Net increase (decrease) resulting from operations	22.88	36.07	83.66	(20.99)	11.65
Distributions	(27.67)	(103.09)	(63.32)	(15.95)	(14.47)

Total	(4.79)	(67.02)	20.34	(36.94)	(2.82)

Net asset value, end of period	$908.77	$913.56	$980.58	$960.24	$997.18

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Financial Statements, continued

December 31, 2014

	Year Ended December 31, 2014 (Consolidated)	Year Ended December 31, 2013 (Consolidated)	Year Ended December 31, 2012 (Consolidated)	Year Ended December 31, 2011	For the period from February 1, 2010 through December 31, 2010[1]
Net investment loss to average net assets[3]	(0.67)%	(2.10)%	(1.20)%	(0.74)%	(1.32)%

Total operating expenses to average net assets[3,4]	2.84%	2.43%	1.72%	1.42%	1.42%

Portfolio turnover[5]	32.13%	21.42%	11.65%[6]	54.92%	57.50%

Total return[7]	2.50%	3.68%	8.71%	(2.11)%	1.16%

Net assets, end of period (000s)	$28,985	$43,658	$91,295	$125,916	$99,974

Asset coverage per $1,000 unit of senior indebtedness[8]	$3,297	$3,023	$3,711
Short-term borrowings, end of period (000s)	$12,619	$21,578	$33,672

1	The Master Fund commenced operations on February 1, 2010.
2	Calculated based on average shares outstanding.
3	Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. Ratios have been annualized for periods less than twelve months.
4	Expense ratios do not include expenses of the acquired funds that are paid indirectly by the Master Fund as a result of its ownership of the Investment Funds.
5	The portfolio turnover rate is not annualized for periods less than twelve months.
6	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategy that includes investing in short-term derivative instruments.
7	Total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.
8

Asset coverage is calculated by subtracting the Master Fund’s total liabilities (not including borrowings) from the Master Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(13) SUBSEQUENT EVENTS

The Board of Trustees of Salient Alternative Strategies I Fund (the “Fund”) and Master Fund, together the “Funds”, has approved the closure and commencement of liquidation of the Funds, whereby the Funds will cease their investment operations and commence liquidation of their assets. Liquidation of each of the Funds commenced on February 13, 2015, and, in light of the Funds’ portfolio holdings, the Funds currently anticipate that the liquidation process will take approximately one year to complete.

Effective February 13, 2015, the Funds will no longer offer or sell shares to new investors or existing shareholders (except through reinvested dividends if any), and the Funds will no longer conduct repurchase offers.

Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of December 31, 2014.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information

December 31, 2014

(Unaudited)

Trustees and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age as of December 31, 2014, the position held with the Master Fund, the length of time served in that positions, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Master Fund and SAS I Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, paid quarterly, an annual Board meeting fee of $2,500, a fee of $333 per informal Board meeting, a fee of $333 per telephonic Board meeting, an annual fee of $125 for membership on the audit committee and valuation committee, an annual fee of $167 for membership on the compliance committee, an annual fee of $1,000 for the audit committee chair and compliance committee chair, and an annual fee of $4,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $5,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 54 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010); Principal Executive Officer (Since 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Jeremy Radcliffe(1) Age: 40 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee Secretary (Since 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	Salient Alternative Strategies Funds (2); Salient MF Trust (7)

*	The “Fund Complex” consists of all registered investment companies advised by Salient Capital Advisors, LLC (“Salient”) and Salient Advisors, L.P., an affiliated of Salient.
(1)

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund and Salient Alternative Strategies I Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 75 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2010; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Age: 53 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. LRR Energy, L.P. (energy company) since 2014;
Dr. Bernard Harris Age: 58 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non- profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2009; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004- 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Age: 77 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.
G. Edward Powell Age: 78 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; DatavoxHoldings, Inc.; Energy Services International, Inc., 2004 to 2013; The Endowment PMF Funds (investment companies) (three funds) since 2014.
Scott E. Schwinger Age: 49 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Trustee (Since 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient Alternative Strategies Funds (2); Salient Midstream & MLP Fund (1); Salient MF Trust (7)	The Endowment Funds (investment companies) (five funds) since 2004; The Make-A-Wish Foundation, since 2008; YESPrep Public Schools, since 2001; The Endowment PMF Funds (investment companies) (three funds) since 2014.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 41 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005- 2008; Consultant, Wells Fargo Bank, 2000-2005.
John E. Price Age: 47 Address: c/o Salient Alternative Strategies Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2010)	Partner, Managing Director and Chief Financial Officer of Salient since 2003.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2014.

Asset Class[1]	Fair Value	%
Event Driven	$50,772	0.15
Top Down Alpha	17,342,406	50.28
BottomUp Alpha	2,563,451	7.43
Tactical Credit	7,134,676	20.68
Money Market Funds	6,475,129	18.77
Asset-backed Securities	555,399	1.61
Common Stock	371,256	1.08

Total Investments	$34,493,089	100.00

1	The complete list of investments included in each asset class is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Supplemental Information, continued

December 31, 2014

(Unaudited)

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Privacy Policy (Unaudited)

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Salient Advisors, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Salient 4265 San Felipe, 8th Floor, Houston, Texas 77027 +1 713 993 4675 salientpartners.com

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$11,000	$10,500
Audit-Related Fees	$3,000	$3,000
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. Salient Alternative Strategies Master Fund (the “Master Fund”) and Salient Alternative Strategies I Fund (the “Institutional Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Lee G. Partridge and Jeremy L. Radcliffe.

Mr. Blaisdell has served as an Investment Committee Member since January 2010 and Chief Executive Officer/Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Radcliffe has served as an Investment Committee Member since January 2010 and Managing Director of Salient since August 2002. Previously, he held the position of Partner of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Partridge has served as an Investment Committee Member since 2011 and as a Managing Director & Chief Investment Officer of Salient since 2011. Prior to joining Salient, Mr. Partridge was the founder and CEO of Integrity Capital, LLC, which spanned traditional and alternative investment strategies and the Deputy Chief Investment Officer of the Teacher Retirement System of Texas, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Fund.

.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2014: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
John A. Blaisdell
Registered investment companies (1)	5	$239.76 million	0	$—
Other pooled investment companies (1)	10	$994.45 million	1	$50.77 million
Other accounts	1	$10.50 billion	1	$10.50 billion
Lee Partridge
Registered investment companies (1)	16	$4.04 billion	0	$—
Other pooled investment companies (1)	19	$1.43 billion	3	$477.55 million
Other accounts	4301	$15.13 billion	3	$10.59 billion
Jeremy Radcliffe
Registered investment companies (1)	16	$4.04 billion	0	$—
Other pooled investment companies (1)	21	$1.79 billion	3	$477.55 million
Other accounts	4301	$16.40 billion	3	$10.59 billion

(1)	Messrs. Blaisdell and Radcliffe serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Mr. Blaisdell has investment responsibilities for the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Mr. Blaisdell has discretion in their capacities as principal executive officers of such entities/clients.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Partridge and Radcliffe indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Partridge and Radcliffe receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Partridge and Radcliffe also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Blaisdell, Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2014 by each Investment Committee Member (1).

Investment Committee Member	Master Fund (2)	Institutional Fund
John A. Blaisdell	$10,001 to $50,000	None
Jeremy L. Radcliffe	<$10,000	Over $1,000,000
Lee G. Partridge	$10,001 to $50,000	$50,001 to $100,000

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments
(2)	Includes indirect beneficial ownership in the Master Fund through an unregistered feeder fund

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Alternative Strategies I Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: February 24, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 24, 2015